UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) September 26, 2003

SOUTHERN MISSOURI BANCORP, INC. (Exact name of registrant as specified in its chapter)

Missouri (State or other jurisdiction of incorporation	000-23406 (Commission File Number)	43-1665523 (IRS Employer Identification No.)
531 Vine Street, Poplar Bluff, Missouri (Address of principal executive offices)	63901 (Zip Code)

Registrant's telephone number, including area code (573) 785-1421

Not Applicable (Former name or former address, if changed since last report)

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ITEM 7.   EXHIBITS

              (c) Exhibits

                   Exhibit 99.1 - Press Release, dated September 26, 2003

ITEM 12.  DISCLOSURE OF RESULTS OF FINANCIAL OPERATIONS
                   AND FINANCIAL CONDITION

              On September 26, 2003, the Registrant issued a press release announcing a 2-for-1 stock split in the form of a 100% stock dividend. The press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTHERN MISSOURI BANCORP, INC.

Date: September 29, 2003	By: /s/ Greg A. Steffens Greg A. Streffens President

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated September 26, 2003

End.